UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
C1 FUND INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

C1 Fund Inc.

3000 El Camino Real

Palo Alto, CA 94306
November 2, 2026
Dear Stockholder:
You are cordially invited to attend the first annual meeting of stockholders (the “Annual Meeting”) of C1 Fund Inc. (the “Company,” “we” or “us”) to be held on December 1, 2026 at Noon, Eastern Time. The Annual Meeting will be held virtually and conducted via live webcast.
Your vote is important, regardless of the number of shares you own. Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes.
The attached Notice of Annual Meeting and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:
(i)
The election of the following directors of the Company as Class I members of the board of directors of the Company (the “Board”) to serve until the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified:

•	Dr. Najamul Hasan Kidwai; and
•	Jeffrey H. Singer.
(ii)	To consider and vote upon the ratification of the selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
(iii)	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.
It is important that your shares of the Company’s common stock, par value $0.00001 per share, be represented at the Annual Meeting. If you are unable to attend the Annual Meeting, I urge you to complete, date, sign and mail the enclosed proxy card or authorize your proxy through the Internet as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting at the meeting but will assure that your vote is counted if you are unable to attend the meeting.
This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy card (collectively, the “Proxy Statement”) containing instructions on how to access the Proxy Statement and annual N-CSR report for the fiscal year ended December 31, 2025 (the “Annual Report”), and how to submit proxies via the Internet or mail are first being released to stockholders on or about November 2, 2026. The Proxy Statement and the Annual Report can be accessed online at www.proxyvote.com. In addition, a Notice of Internet Availability of Proxy Materials is being sent to stockholders on or about November 2, 2026.
Your vote and participation in the governance of the Company are very important.
Sincerely yours,
/s/ Dr. Najamul Hasan Kidwai
Dr. Najamul Hasan Kidwai
President and Chief Executive Officer

C1 Fund Inc.

3000 El Camino Real

Palo Alto, CA 94306
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On December 1, 2026
To the Stockholders of C1 Fund Inc.:
NOTICE IS HEREBY GIVEN THAT the first annual meeting of stockholders of C1 Fund Inc., a Maryland corporation (the “Company”), will be held on December 1, 2026 at Noon, Eastern Time (the “Annual Meeting”). The Annual Meeting will be held virtually and conducted via live webcast.
To attend the meeting, log on to www.virtualshareholdermeeting.com/CFND2026.
The Annual Meeting is being held for the following purposes:
(i)
The election of Dr. Najamul Hasan Kidwai and Jeffrey H. Singer as Class I members of the board of directors of the Company (the “Board”) to serve until the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified;

(ii)	To consider and vote upon the ratification of the selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
(iii)	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board has fixed the close of business on October 13, 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.
Important notice regarding the availability of proxy materials for the Annual Meeting.
The Company’s proxy statement and the proxy card are available at www.proxyvote.com.
By Order of the Board of Directors,
/s/ David Hytha
David Hytha
Secretary
November 2, 2026
Stockholders are requested to follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or request, complete, sign, date and return a proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting.

C1 Fund Inc.

3000 El Camino Real

Palo Alto, CA 94306
FIRST ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
DECEMBER 1, 2026

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:	What is the date of the Annual Meeting and where will it be held?
A:
The Annual Meeting (the “Annual Meeting”) of stockholders of C1 Fund Inc., which is sometimes referred to in this proxy statement as “we”, “us”, “our”, or the “Company,” will be held on December 1, 2026 at Noon Eastern Time. The Annual Meeting will be held virtually via live webcast.

This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy card are first being released to stockholders on or about November 2, 2026. In addition, a Notice of Internet Availability of Proxy Materials is being sent to stockholders on or about November 2, 2026.
Q:	What will I be voting on at the Annual Meeting?
A:	At the Annual Meeting, stockholders will be asked the following:
(i)
To consider and vote upon the election of Dr. Najamul Hasan Kidwai and Jeffrey H. Singer as Class I members of the Board to serve until the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified;

(ii)	To consider and vote upon the ratification of the selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
(iii)	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
Q:	Who can vote at the Annual Meeting?
A:
Only stockholders of record as of the close of business on October 13, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

Q:	How many votes do I have?
A:	Stockholders are entitled to one vote for each share of the Company’s common stock, par value $0.00001 per share, held as of the Record Date. There is no cumulative voting.
Q:	How can I vote at the Annual Meeting?
A:
By voting at the Annual Meeting. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting, which will be held virtually and conducted via live webcast at www.virtualshareholdermeeting.com/CFND2026.

By Proxy through the Mail. When voting by proxy and mailing your proxy card, you are required to:
•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•	allow sufficient time for the proxy card to be received on or before Noon on November 30, 2026.

By Proxy through the Internet. You may vote your shares over the Internet by following the instructions set forth on the accompanying proxy card and the Notice of Internet Availability of Proxy Materials.
By Phone. You may vote your shares by phone by following the instructions set forth on the accompanying proxy card and the Notice of Internet Availability of Proxy Materials.
Q:	Does the Board recommend voting for each of the Proposals?
A:	Yes. The Board unanimously recommends that you vote “FOR” each proposal.
Q:	Why does the Board recommend voting FOR Proposal 1, the election of Dr. Najamul Hasan Kidwai and Jeffrey H. Singer?
A:
Dr. Kidwai is the Company’s President and Chief Executive Officer and has served as a director since October 2024. He is the founder and former Chairman and Director of Crypto 1 Acquisition Corp, a Venture Partner and Investment Committee Member of Frontier Ventures, and Co-Founder and Excomm Member of EQUIAM. The Board believes Dr. Kidwai’s deep expertise in digital assets, venture capital, and investment management makes him well qualified to serve on the Board.

Mr. Singer has served as a director since October 2024. He serves as a director and former Chief Operating Officer of doTERRA International LLC, and is on the board of the Vietnam International Finance Center. The Board believes Mr. Singer’s extensive experience in finance, operations, and corporate governance makes him well qualified to serve on the Board.
Q:	Why does the Board recommend voting FOR Proposal 2, to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm?
A:
CBIZ CPAs P.C. (“CBIZ”) has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Board has submitted the selection of CBIZ to stockholders for ratification as a matter of good corporate governance. Although action by the stockholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek stockholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s financial statements.

Q:	What constitutes a quorum?
A:
The presence in person or by proxy of the holders of shares of stock of the Company entitled to cast a majority of all the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the stockholders. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum.

Q:	What vote is required for each proposal?
A:
For Proposal 1 (election of directors), directors will be elected by a plurality of all votes cast at the Annual Meeting. For Proposal 2 (ratification of independent auditor), approval requires the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes will have no effect on the outcome of either proposal.

Q:	Can I revoke my proxy?
A:
Yes. Any proxy may be revoked at any time prior to exercise by filing a written revocation with the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting. Unless revoked, a proxy will remain valid for up to eleven months from its date.

Q:	Who are the named proxies?
The named proxies for the Annual Meeting are Dr. Najamul Hasan Kidwai and David Hytha (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.

Q:	Who pays the cost of soliciting proxies?
The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the internet, and the cost of mailing the Notice of Internet Availability of Proxy Materials and any requested proxy materials to the stockholders.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on December 1, 2026 at Noon, Eastern Time. Only holders of record of our common stock at the close of business on October 13, 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting.
At the close of business on the Record Date, we had 6,096,148 shares of common stock, par value $0.00001 per share (the “Shares”) outstanding and entitled to vote.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted FOR the election of Dr. Najamul Hasan Kidwai and Jeffrey H. Singer as Class I directors and FOR the ratification of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.
Voting Rights
Holders of our common stock are entitled to one vote for each share held as of the Record Date. There is no cumulative voting.
Quorum Required
The presence in person or by proxy of the holders of shares of stock of the Company entitled to cast a majority of all votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the stockholders. If you have properly voted by proxy, you will be considered part of the quorum. We will count abstentions and broker non-votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. However, abstentions and broker non-votes are not counted as votes cast.
If a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies.
Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions/Broker Non-Votes
Proposal 1—Election of Class I Directors	Plurality of votes cast	Yes	No effect
Proposal 2—Ratification of CBIZ CPAs P.C.	Majority of votes cast	Yes	No effect

You may vote “for,” “withhold” or “against,” or abstain from voting on each Proposal, as applicable. The inspector of elections appointed for the Annual Meeting will separately tabulate “for” votes, “withhold” votes, “against” votes, “abstain” votes, and broker non-votes.

PROPOSAL 1: ELECTION OF CLASS I DIRECTORS
The Company’s Board is divided into three classes. At each annual meeting of stockholders, directors of one class are elected for a three-year term. The Board currently has five members classified as follows:
•	Class I (terms expiring at this Annual Meeting): Dr. Najamul Hasan Kidwai and Jeffrey H. Singer
•	Class II (terms expiring at the 2027 annual meeting): Matthew Krna
•	Class III (terms expiring at the 2028 annual meeting): Scott Alexander Reed and Michael (Xu) Zhao
At the Annual Meeting, two Class I directors will be elected to serve until the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Board has nominated Dr. Najamul Hasan Kidwai and Jeffrey H. Singer for election as Class I directors.
Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If any nominee should become unavailable for election prior to the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Board may propose.
There were no legal proceedings of the type described in Item 401(f) of Regulation S-K in the past 10 years against any of our directors, the director nominees or officers, and none are currently pending.
Information About the Nominees

Name and Age(1)	Position(s) Held with the Company	Term at Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex overseen by Director	Other Directorships Held by the Director During the Past Five Years
Interested Director
Dr. Najamul Hasan Kidwai, 57	Director, President, Chief Executive Officer	Director since October 2024; Term expires 2026	Founder, Chairman and Director of Crypto 1 Acquisition Corp (2021–2022); Venture Partner and Investment Committee Member of Frontier Ventures (2016–present); Co-Founder and Excomm Member of EQUIAM (venture capital) (2017–present);	—	Crypto 1 Acquisition Corp; Klickl; TransFi
Independent Director
Jeffrey H. Singer, 62	Director	Director since October 2024; Term expires 2026	Chief Operating Officer, doTERRA International LLC (2023–2024); Professional in Residence at Utah Valley University (2021–present); Managing Director, Singer Global Management Group (2021–present); CEO, YBA Kanoo (2019–2020)	—	Shatranj Capital Partners; doTERRA International LLC; Vietnam International Finance Center

(1)	The address of each director nominee is c/o C1 Fund Inc., 3000 El Camino Real Building 4, Palo Alto, CA 94306.
Dr. Najamul Hasan Kidwai, age 57
Director since October 2024 | Interested Director | President and Chief Executive Officer
Dr. Kidwai, a co-founder, has served as President, Chief Executive Officer and Director of the Company since our inception. Dr. Kidwai has also served as a member of the Investment Committee of the Company’s registered investment adviser, C1 Advisors LLC (the “Adviser”), since its inception. From 2021 to 2022, Dr. Kidwai served as Chairman and Director of Crypto 1 Acquisition Corp, a special purpose acquisition company focused on digital assets/ crypto/ blockchain, raising $230 million.
Since 2016, Dr. Kidwai has served as a Venture Partner and Investment Committee Member of Frontier Ventures, a venture capital fund focused on early-stage AI and blockchain. Since 2017, Dr. Kidwai has been Co-Founder, an investor, and an executive committee member of EQUIAM, a leading, private-markets-focused venture capital fund. Dr. Kidwai has been investing in the digital assets/crypto/blockchain industry since 2016, including companies such as TransFi and KLICKL. Dr. Kidwai has been an early investor in private markets-focused companies, including Forge Global and Destiny.XYZ. Dr. Kidwai has served similar roles with Neurable and ToTheNew Ventures. From 2006 to 2009, Dr. Kidwai served as the Founder and CEO of Real Time Content, a proprietary Adaptive Media Platform which exited to NASDAQ-listed Pitney Bowes. Prior to 2006, Dr. Kidwai held investment roles at Edge Venture Capital, and AtomicTangerine (a Stanford Research Institute International (SRI) company). Dr. Kidwai holds a B.S.c Hons. in Technology Management from Staffordshire University and an Honorary Doctorates from Lincoln University and Staffordshire University.
The Board believes Dr. Kidwai is well qualified to serve as a director, President and Chief Executive Officer due to his deep expertise with investments in digital asset and blockchain technology companies and his extensive managerial experience.
Jeffrey H. Singer, age 62
Director since October 2024 | Independent Director | Chairman
Jeffrey H. Singer is an executive and educator with extensive leadership experience in global financial markets, technology, and international business. He currently serves as a Professional in Residence in Finance at Utah Valley University, where he teaches undergraduate and graduate courses. In 2025, he received the university’s Outstanding Teacher Award, as voted by the students.
He is Chairman of the NYSE-listed C1 Fund Inc.; he serves as a director and former chief operating officer of doTERRA; and serves on the board of the Vietnam International Finance Center (VIFC). He has also served on numerous other corporate, nonprofit, and advisory boards.
Mr. Singer has held several chief executive roles, most recently serving as Group CEO of YBA Kanoo, one of the largest family-owned enterprises in the Gulf region. Previously, he served as CEO of Nasdaq Dubai and CEO of the Dubai International Financial Centre. Earlier in his career, he held senior leadership positions at Nasdaq in New York, including Senior Vice President and President of its International Division. He also has significant experience in enterprise software and entrepreneurship through his work with SAP and several technology startups.
Mr. Singer earned an MBA from Harvard Business School and a BS in International Finance from Brigham Young University.
The Board believes that Mr. Singer’s history with the Company, executive experience and finance and management expertise qualifies him to serve as a director and chairman of the Board, and his independence from the Company and the Adviser enhances his services as a member of the Company’s Audit, Compensation and Nominating and Corporate Governance committees.
Information About Directors Not Standing for Election
Class II Directors (terms expire at the 2027 annual meeting)

Name and Age(1)	Position(s) Held with the Company	Term at Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex overseen by Director	Other Directorships Held by the Director During the Past Five Years
Matthew Krna, 48	Director	Director since October 2024; Term expires 2027	Founder and Managing Partner, Two Meter Capital LLC (2024–present); Managing Partner, Ladera Venture Partners, (2020–present); Venture Partner, Alpha Partners (2020–present); CEO, APTM (2021–2023); Co-Founder and Managing Partner, Princeville Global (2015–2020)	—	Doctor on Demand; Remitly (board observer)

(1)	The address for each Class II director is c/o C1 Fund Inc., 3000 El Camino Real Building 4, Palo Alto, CA 94306.

Matthew Krna, age 48
Director since October 2024 | Independent Director
Mr. Krna is a growth-stage technology investor with more than 20 years of experience. Mr. Krna is the founder and Managing Partner of Two Meter Capital LLC, a provider of fund management services for growth and venture portfolios. He is also Managing Partner of Ladera Venture Partners, a digital health-focused VC fund, and Venture Partner at Alpha Partners. From 2015 to 2020, Mr. Krna was the Co-Founder and Managing Partner of Princeville Global, a San Francisco- and Hong Kong-based growth-stage fund focused on investing in breakout-stage technology companies around the world. From 2011 to 2015, Mr. Krna was a Partner at Princeville Global’s predecessor fund, SoftBank Princeville, a $250 million growth-stage technology investment fund affiliated with SoftBank Group. From 2005 to 2011 Mr. Krna was vice president at Investor Growth Capital. Prior to these roles he served at Canaan Partners, and served as an investment banker at Credit Suisse and Donaldson, Lufkin & Jenrette. Mr. Krna has served on numerous boards of directors as a director or observer, including Criteo, Dotomi (acquired by Conversant), Doctor on Demand (merged with Grand Rounds), ID Analytics (acquired by LifeLock) and Remitly. Mr. Krna also previously served as CEO and Director of Alpha Partners Technology Merger Corp., a special purpose acquisition company. Mr. Krna holds an A.B. degree from Harvard University.
Class III Directors (terms expire at the 2028 annual meeting)

Name and Age(1)	Position(s) Held with the Company	Term at Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex overseen by Director	Other Directorships Held by the Director During the Past Five Years
Scott Alexander Reed, 56	Director	Director since February 2025; Term expires 2028	Co-founder, Partner and Director, Bankcap Partners (2005–present); CEO, LF Capital Acquisition Corp I and II (2020–2023)	—	BankCap Partners; LF Capital Acquisition Corp I and II; Silvergate Capital; PT Financial Holdings
Michael (Xu) Zhao, 43	Director, Vice Chairman	Director since October 2024; Term expires 2028	Founder, Chief Executive Officer, KLICKL (2017-present); Founder, Chief Executive Officer and Director of Crypto 1 Acquisition Corp (2021–2022); Co-Chairman of the Hong Kong Blockchain Association (2018–present); Executive Chairman of International Digital Currency Markets (2017–present)	—	Crypto 1 Acquisition Corp; Hong Kong Blockchain Association

(1)	The address for each Class III director is c/o C1 Fund Inc., 3000 El Camino Real Building 4, Palo Alto, CA 94306.
Scott Alexander Reed, age 56
Director since February 2025 | Independent Director
Mr. Reed is the co-founder of BankCap Partners, a private equity firm that focuses on investments in the U.S. commercial banking space, and has served as a Partner and Director of BankCap Partners since 2005. Additionally, Mr. Reed served as the CEO and as a director of LF Capital Acquisition Corp I and II, two special purpose acquisition corporations, from 2020 to 2023. Prior to founding BankCap Partners, Mr. Reed served from 2002 to 2004 as the Senior Vice President, Director of Corporate Strategy and Planning of Carreker Corporation, a financial technology company based in Dallas. From 2000 to 2002, Mr. Reed was an investment banker in the Financial Institutions Group at Bear Stearns and, from 1997 to 2000, he worked as a consultant at Bain & Company. Mr. Reed began his career as a derivatives trader at Swiss Bank Corporation (formerly O’Connor) from 1992 to 1995. Mr. Reed is a member of the board of directors of PT Financial Holdings, and previously served as a member of the board of directors of Silvergate Capital Corporation, InBankshares Corp., Landsea Homes, Uncommon Giving,

Nobul Corporation, Vista Bankshares and Xenith Bankshares. Mr. Reed earned his bachelor’s degrees in commerce and history from the University of Virginia and his master of business administration from the Amos Tuck School at Dartmouth College, where he was an Edward Tuck Scholar.
Michael (Xu) Zhao, age 43
Director and Vice Chairman | Director since October 2024 | Interested Director
Mr. Zhao, a co-founder, has served as Vice-Chairman and Director of the Company since our inception. Mr. Zhao has also served as a member of the Adviser’s Investment Committee since its inception. From 2021 to 2022, Mr. Zhao served as Founder, Chief Executive Officer and a Director of Crypto 1 Acquisition Corp, a special purpose acquisition company focused on digital assets/crypto/blockchain. Since 2017, Mr. Zhao has served as Executive Chairman of Klickl, Inc. (formerly known as the International Digital Currency Markets). Since 2018, Mr. Zhao has served as co-chairman of the Hong Kong Blockchain Association. Since 2026 Mr. Zhao has served as Co-Chair of the Digital Banking and Payment Committee of the Hong Kong Fintech Association. Mr. Zhao’s prior experience includes significant roles in international financial trading at Intesa Sanpaulo from 2014 to 2016, China Merchants Bank from 2011 to 2014, the State Foreign Exchange Administration of the People’s Republic of China from 2010 to 2011 and UBS from 2006 to 2009. He has a Master’s degree in Electronic Engineering and Finance from the University of Florida.
Required Vote
The affirmative vote of the plurality of votes cast on the proposal will determine the outcome of the proposal. “Withhold” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” EACH DIRECTOR NOMINEE.

CORPORATE GOVERNANCE
Board Composition
The Board currently consists of five directors and is divided into three classes as follows: Dr. Najamul Hasan Kidwai and Jeffrey H. Singer serve as Class I directors (with terms ending at the Annual Meeting); Matthew Krna serves as a Class II director (with term ending at the 2027 annual meeting of shareholders); and Scott Alexander Reed and Michael (Xu) Zhao serve as Class III directors (with terms ending at the 2028 annual meeting of shareholders). Michael Lempres and Sara Wardell-Smith served as directors during the Company’s 2025 fiscal year and resigned from the Board on March 1, 2026.
The Board believes that a classified board of directors serves the best interests of the Company and its shareholders by promoting the continuity and stability of the Company and its business. A staggered election of directors means that over time the Company can ensure that, at any given time, at least a majority of the directors will have had prior experience on the Board. The Board also believes that classification may enhance the Company’s ability to attract and retain well-qualified directors who are able to commit the necessary time and resources to understand the Company, its business affairs and operations. The Board believes that the continuity and quality of leadership that results from a staggered Board enhances long-term planning and promotes the long-term value of the Company. Three-year terms provide the Company’s directors an appropriate amount of time to develop a deeper and more thorough understanding of the Company’s business, competitive environment and strategic goals. Experienced directors are better positioned to provide effective oversight and advice consistent with the best interests of the shareholders. Staggered terms for directors may also moderate the pace of change in the Board by extending the time required to elect a majority of directors from one to three annual meetings of shareholders.
Director Independence
The Board has determined that each of Jeffrey H. Singer, Matthew Krna, and Scott Alexander Reed is not an “interested person” of the Company as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Investment Company Act”) and is “independent” as defined by New York Stock Exchange (“NYSE”) listing standards (“Independent Directors”). Dr. Najamul Hasan Kidwai and Michael (Xu) Zhao are “interested persons” of the Company.
Board Leadership Structure
The Board is led by Jeffrey H. Singer, who serves as Chairman. Mr. Singer is an Independent Director. While the Company has not designated a lead independent director, Scott Alexander Reed, the Chair of the Audit Committee, acts as liaison between the independent directors and management. The Board believes that this structure is appropriate given the Company’s size, the nature of its operations as a registered investment company, and the composition of its Board, which includes a majority of independent directors.
Communications with Directors
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual director(s) or any group or committee of directors, correspondence should be addressed to the Board or any such individual director(s) or group or committee of directors by either name or title. All such correspondence should be sent to C1 Fund Inc., 3000 El Camino Real, Building 4, Palo Alto, CA 94306, info@c1fund.com.
Role of Board in Risk Oversight
The Board performs its risk oversight function primarily through its committee structure. The Audit Committee assists the Board in fulfilling its risk oversight responsibilities with respect to the Company’s financial reporting, internal controls, and compliance with legal and regulatory requirements. The full Board receives regular reports from the Company’s Chief Compliance Officer regarding compliance matters.
Overall responsibility for our oversight rests with the Board. Pursuant to the Advisory Agreement (defined below), the Adviser will manage the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and our other service providers in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and our charter. The Adviser is required to obtain Board approval of engagements of agents and consultants and the fees payable thereto. The Board is composed of five members, three of whom are independent directors. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.
The Board has appointed Jeffrey H. Singer to serve in the role of Chairman of the Board. Mr. Singer is considered an Independent Director. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chairman serves as a key point person for dealings between management and the directors. The Chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board believes that Mr. Singer’s history with the Company, executive experience and finance and management expertise qualifies him to serve as Chairman of the Board. The Board believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the Board.
We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Company and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Company and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
In connection with the preparation and audit of the Company’s financial statements for the year ended December 31, 2025, the Company identified certain material weaknesses. As disclosed in the Company’s most recent semi-annual report for the period ended June 30, 2026, the Company made the following changes and enhancements in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act (17 CFR 270.30a-3(d))) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
(i)
The Company enhanced its comprehensive Risk Control Matrix based on the COSO 2013 framework, encompassing 31 key controls across seven process areas, supported by detailed enhancements to its five formal process narratives: System, Treasury Cycle, Investment Cycle, Equity Cycle, and Financial Reporting Close Process controls. Each enhanced narrative was prepared by the Chief Financial Officer, reviewed by the Controller, and concurred by the Chief Executive Officer.

(ii)
The Company added a controller and a senior advisor to the Chief Executive Officer, each engaged under contract, to provide additional accounting and financial reporting expertise and support timely execution, review, and evaluation of accounting compliance and financial reporting.

(iii)
The Company enhanced its treasury and expense policies and procedures via a written Treasury Cycle Narrative, covering cash receipts, expense disbursements, budget approval processes, and exception-escalation procedures, with related key controls documented in the Risk Control Matrix.

(iv)
The Company enhanced its investment valuation framework by documenting a valuation hierarchy in the System and Investment Cycle Narratives, with enhanced controls over valuation assumptions and trade data in line with SEC and ASC 820 requirements.

(v)
The Company enhanced its RIC tax compliance via quarterly qualification testing performed by the Fund administrator and supervised by the Chief Financial Officer and/or Controller in coordination with the Fund’s tax adviser, with results reported to the Audit Committee quarterly.

(vi)
The Company enhanced its written financial statement review and approval framework by incorporating multiple levels of review by Fund management, the Fund Administrator and the Audit Committee and Board, consistent with COSO Internal Control – Integrated Framework (2013).

Board Meetings
The Board meets quarterly and may hold special meetings as needed. During the fiscal year ended December 31, 2025, the Board held six meetings and acted on various occasions by unanimous written consent in lieu of a meeting. Each of the incumbent directors then in office attended all of the Board meetings held in 2025 and all of the meetings of each committee on which he or she served.
Board Attendance at the Annual Meeting
The Company’s policy is to encourage its directors to attend each annual meeting; however, such attendance is not required at this time.
Board Committees
The Board has established the following standing committees:
Audit Committee
The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee consists of Scott Alexander Reed (Chair), Jeffrey H. Singer and Matthew Krna. The Audit Committee was formed on January 9, 2025. All members of the Audit Committee are independent directors under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the applicable NYSE listing standards. The Board has determined that Scott Alexander Reed qualifies as an “audit committee financial expert” as defined by SEC rules.
The Audit Committee is responsible for overseeing the Company’s accounting and financial reporting processes, the audits of the Company’s financial statements, and the qualifications, independence, and performance of the Company’s independent registered public accounting firm. The Audit Committee meets quarterly and may hold special meetings as needed. During the fiscal year ended December 31, 2025, the Audit Committee held two meetings. The Audit Committee’s charter is available on the Company’s website at https://c1fund.com.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee consists of Matthew Krna (Chair), Jeffrey H. Singer and Scott Alexander Reed. The Committee was formed on January 9, 2025. The committee is composed exclusively of Independent Directors.
The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board qualified candidates for election or appointment as directors.
The Nominating and Corporate Governance Committee will consider for nomination to the Board candidates submitted by our stockholders or from other sources it deems appropriate. Pursuant to its charter, the Nominating and Corporate Governance Committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by stockholders.
The Nominating and Corporate Governance Committee did not meet during the 2025 fiscal year as there were no new members of the board added. The Nominating and Corporate Governance Committee’s charter is available on the Company’s website at https://c1fund.com.

Director Nominations
Nomination for election as a director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by stockholders in compliance with the procedures set forth in the Company’s bylaws (the “Bylaws”). Our Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our Bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our securities owned, if any; and, a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our stockholders.
Stockholder proposals or director nominations to be presented at the annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
Our Bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, nor later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among others, the following factors:
•	whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;
•	whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;
•	whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board committee member;
•	whether the individual has the capacity and desire to represent the balanced, best interests of the stockholders as a whole and not a special interest group or constituency; and
•
whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience. The Nominating and Corporate Governance Committee does not have a formal policy with respect to the consideration of diversity in identifying director nominees, but considers a variety of perspectives, skills and professional experience as described above. The Company has not paid any fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.
Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider other factors as it may deem are in the best interests of the Company and its stockholders. The Board also believes it appropriate for certain key members of our management to participate as members of the Board.

Compensation Committee
The Compensation Committee consists of Matthew Krna (Chair), Jeffrey H. Singer and Scott Alexander Reed. The Committee was formed on January 9, 2025. All members are independent directors.
The Compensation Committee is responsible for reviewing and recommending compensation arrangements for the Company’s independent directors. No interested directors or officers of the Company receive direct compensation from the Company. The Compensation Committee did not meet independent of the Board during the 2025 fiscal year.
The Compensation Committee’s charter is available on the Company’s website at https://c1fund.com.
Officers

Name and Age(1)	Position(s) Held with the Company	Term at Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex overseen by Director	Other Directorships Held by the Director During the Past Five Years
Dr. Najamul Hasan Kidwai, 57	President, Chief Executive Officer	President and Chief Executive Officer since August 2024	Founder, Chairman and Director of Crypto 1 Acquisition Corp (2021–2022); Venture Partner and Investment Committee Member of Frontier Ventures (2016–present); Co-Founder and Excomm Member of EQUIAM (venture capital) (2017–present)	—	Crypto 1 Acquisition Corp; EQUIAM; ToTheNew Ventures
Elliot Han, 49	Chief Investment Officer	Chief Investment Officer Since March 2025	Partner, PGP Capital Advisors (2023-present); Managing Director Cantor Fitzgerald (2021-2023); Head- Fintech and Consumer Tech Capital Markets, NYSE (2020-2021)	—	Chairman, Phunware Inc. (NASDAQ: PHUN)
David Hytha, 72	Secretary, Treasurer and Chief Financial Officer	Secretary, Treasurer and Chief Financial Officer since August 2024	Chief Financial Officer of Crypto 1 Acquisition Corp (2021–2022); Founder and Managing Partner for New Wave Partners Inc. (2008–present)	—	—
Alex Morgan, 37	Chief Compliance Officer	Chief Compliance Officer since January 2025	Fund Chief Compliance Officer, SS&C ALPS (2024–present); Vice President—Compliance, Northern Trust Asset Management (2020–present)	—	—

(1)	The address for each officer of the Company is c/o C1 Fund Inc., 3000 El Camino Real Building 4, Palo Alto, CA 94306.

DIRECTOR COMPENSATION
The Company does not pay compensation to directors who are “interested persons” of the Company. Each Independent Director receives an annual fee of $50,000, paid quarterly in cash. Because the director compensation policy was established during the 2025 fiscal year, Independent Directors received only two quarterly payments for the year, for a total annual compensation of $25,000 per Independent Director.
Independent directors also receive reimbursements of reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings. The Company does not maintain a stock or option plan, non-equity incentive plan, or pension plan for its directors.
The following table sets forth the compensation received by our directors for the fiscal year ended December 31, 2025.

Name	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Dr. Najamul Hasan Kidwai	$0	N/A	N/A	$0
Michael Lempres	$0	N/A	N/A	$0
Michael (Xu) Zhao	$0	N/A	N/A	$0
Jeffrey H. Singer	$25,000	N/A	N/A	$25,000
Matthew Krna	$25,000	N/A	N/A	$25,000
Scott Alexander Reed	$25,000	N/A	N/A	$25,000
Sara Wardell-Smith	$25,000	N/A	N/A	$25,000

Officer Compensation
None of the Company’s officers who are also officers or employees of the Adviser receive direct compensation from the Company. The Company is an externally managed fund, does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are employees or officers of the Adviser or by individuals who were contracted by the Company or the Adviser to work on its behalf.
The Company has outsourced the function of its Chief Compliance Officer to Alex Morgan, an employee of SS&C Technologies, Inc., who serves as an independent contractor. The Company’s fund administration, including certain CFO support functions, is provided by ALPS Fund Services, Inc.
Positions Held by Interested Directors with Affiliated Persons
The following describes positions held by each director who is an “interested person” of the Company, as defined by Section 2(a)(19) of the Investment Company Act, with affiliated persons or principal underwriters of the Company.
Dr. Kidwai is classified as an “interested person” of the Company by virtue of his relationship with the Adviser and C1 Group LLC (the “Sponsor”). Dr. Kidwai serves as CEO and an Investment Committee member of the Adviser, and he is a member of C1 the Sponsor, which is the sole owner of the Adviser.
Mr. Zhao is classified as an “interested person” of the Company by virtue of his relationship with the Adviser and the Sponsor. Mr. Zhao serves as a member of the Adviser’s Investment Committee and is a member of the Sponsor.
Other Information Regarding Directors and Nominees
Since January 1, 2025, no director or nominee for election as director has purchased or sold securities of the Adviser or the Sponsor, or of any subsidiary of either.
No Independent Director or nominee to serve as an Independent Director, or any Immediate Family Member thereof, (i) has held during the past five years any position with the Company, the Adviser, the Sponsor or any affiliated person of the Company, or any person controlling, controlled by or under common control with the Adviser; (ii) owns beneficially or of record any securities of the Adviser or of any person (other than the

Company) controlling, controlled by or under common control with the Adviser; (iii) has had during the past five years any direct or indirect interest in the Adviser or any such person the value of which exceeds $120,000; (iv) has had since January 1, 2024 any direct or indirect material interest in any transaction or series of similar transactions, or any direct or indirect relationship, in which the amount involved exceeds $120,000, with the Company, the Adviser, the Sponsor or any of their affiliates or officers; or (v) has served since January 1, 2024 as an officer of a company on whose board of directors an officer of the Adviser or of any person controlling, controlled by or under common control with the Adviser serves.
There are no material pending legal proceedings to which any director or nominee, or any affiliated person of any director or nominee, is a party adverse to the Company or any of its affiliated persons or has a material interest adverse to the Company or any of its affiliated persons.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” EACH DIRECTOR NOMINEE.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
CBIZ CPAs P.C. (“CBIZ”) has served as the Company’s independent registered public accounting firm since March 17, 2026. The Board, including all of the independent directors, has selected CBIZ to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
The Board has submitted the selection of CBIZ to stockholders for ratification as a matter of good corporate governance. Although action by the stockholders on this matter is not required, the Board and Audit Committee believe it is appropriate to seek stockholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s financial statements.
CBIZ has advised us that neither it nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of CBIZ will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
Prior to March 17, 2026, BDO USA, P.C. (“BDO”), served as the Company’s independent registered public accounting firm. A representative from BDO is not expected to be present at the Annual Meeting.
Principal Accountant Fees and Services
The following aggregate fees were billed by BDO for work attributable to audit, tax, and other services provided to the Company for the fiscal years ended December 31, 2024 and December 31, 2025.

Fee Category	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024
Audit Fees	$300,000.00	$0
Audit-Related Fees	$192,000.00	$0
Tax Fees	$0	$4,000
All Other Fees	$0	$0
Total Fees	$492,000.00	$4,000

The following aggregate fees were billed by CBIZ for work attributable to audit, tax, and other services provided to the Company for the fiscal year ended December 31, 2025.

Fee Category	Fiscal Year Ended December 31, 2025
Audit Fees	$374,244
Audit-Related Fees	$0
Tax Fees	$15,000
All Other Fees	$0
Total Fees	$389,244

Aggregate Non-Audit Fees. The aggregate non-audit fees billed to the Company by its principal accountants were $4,000 for the fiscal year ended December 31, 2024, and $207,000 for the fiscal year ended December 31, 2025.
Pre-Approval Policy
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee may also grant general pre-approval for other audit services.
Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. The Audit Committee may delegate pre-approval authority to one or more of its members, who shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

For the fiscal year ended December 31, 2025, 100% of the audit-related services, tax services, and permitted non-audit services were pre-approved by the Audit Committee.
Audit Committee Report
As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and CBIZ the Company’s financial statements to be filed with the SEC for the fiscal year ended December 31, 2025. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. GAAP, and reviewed significant accounting matters with the Audit Committee.
The Audit Committee also discussed with CBIZ the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301: Communications with Audit Committees.
The Audit Committee received and reviewed the written disclosures from CBIZ required by the applicable PCAOB rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with CBIZ its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s financial statements as of and for the year ended December 31, 2025 be included in the Company’s Annual Report on Form N-CSR filed with the SEC.
Dismissal of Independent Registered Public Accounting Firm.
On March 16, 2026, the Audit Committee approved the dismissal of BDO as the Fund’s independent registered public accounting firm effective as of March 16, 2026.
BDO’s report on the Fund’s financial statements as of April 7, 2025 and for the period from August 16, 2024 (inception) to April 7, 2025 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.
Except as described in the letter from BDO dated March 24, 2026 (the “BDO Letter”), from inception to present, there were no “disagreements,” as such term is described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, and the related instructions thereto (“Regulation S-K”), with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement(s) in connection with its report on the Fund’s financial statements for the relevant year.
However, in the BDO Letter, BDO identified and communicated to the Fund material weaknesses that existed in the Fund’s internal control over financial reporting as of December 31, 2025, which constitute “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K. Specifically, BDO identified material weaknesses related to the lack of sufficient personnel with an appropriate level of internal control and accounting knowledge, skills, training and experience commensurate with the Fund’s financial reporting requirements and managing a closed-end investment company registered under the Investment Company Act. BDO stated that this material weakness contributed to additional material weaknesses in the Fund’s financial reporting processes, as management did not design and maintain effective controls over:
(1)	segregation of duties related to the Fund’s treasury process;
(2)
valuation policies and procedures to meet the Fund’s requirements under Rule 2a-5 under the Investment Company Act and with FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”);

(3)	the review of third-party valuations;
(4)	review and monitoring for compliance related to taxation for regulated investment companies (specifically Subchapter M of the Internal Revenue Code);
(5)	policies and procedures related to the accrual and approval of expenses; and
(6)	policies and procedures related to the review and approval of the financial statements and financial reporting package.

These material weaknesses were discussed among management, the Audit Committee and the Board of Directors of the Fund. The Fund has authorized BDO to respond fully to the inquiries of CBIZ, the Fund’s successor independent registered public accounting firm, concerning the subject matter of the reportable events described above.
Respectfully Submitted,
Audit Committee Members
Scott Alexander Reed (Chair)
Jeffrey H. Singer
Matthew Krna
Required Vote
The affirmative vote of the majority of votes cast on the proposal will determine the outcome of the proposal. Abstentions and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF
THE SELECTION OF CBIZ CPAs P.C. AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of October 13, 2026 by: (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock; (ii) each director and nominee for director; (iii) each executive officer; and (iv) all directors and executive officers as a group. As of October 13, 2026, the Company had 6,096,148 shares of common stock outstanding.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned	Percentage of Outstanding Shares
5% or Greater Stockholders:
C1 Group LLC	666,666	10.94%
BJI Financial Group(2)	457,282	7.50%
Directors and Executive Officers:
Dr. Najamul Hasan Kidwai(3)	218,249	3.58%
Michael (Xu) Zhao(4)	159,984	2.62%
Jeffrey H. Singer	2,000	0.03%
Matthew Krna	1,693	0.03%
Scott Alexander Reed	117,500	1.93%
David Hytha(5)	32,051	0.53%
Elliot Han(6)	32,047	0.53%
Alex Morgan	0	0.00%
All directors and executive officers as a group (8 persons)	563,524	9.24%

(1)	The address of each officer and director of the Company is c/o C1 Fund Inc., 3000 El Camino Real Building 4, Palo Alto, CA 94306.
(2)
Represents shares of the Company’s common stock beneficially owned as of August 18, 2026, based on a Schedule 13G/A filed with the SEC on August 18, 2026, by BJI Financial Group. BJI Financial Group lists its address as 111 Sandalwood Drive, Marlboro NJ 07746, and indicates that it has voting and dispositive power with respect to 457,282 shares of the Company’s common stock.

(3)	Represents 37,980 shares owned directly by Dr. Kidwai and 180,269 shares owned indirectly by Dr. Kidwai via his ownership interest in C1 Group LLC (the “Sponsor”).
(4)	Represents 159,984 shares owned indirectly by Mr. Zhao via his ownership interest in the Sponsor.
(5)	Represents 5,004 shares owned directly by Mr. Hytha and 27,047 shares owned indirectly by Mr. Hytha via his ownership interest in the Sponsor.
(6)	Represents 5,000 shares owned directly by Mr. Han and 27,047 shares owned indirectly by Mr. Han via his ownership interest in the Sponsor.
Section 16 Beneficial Ownership Reports
During the fiscal year ended December 31, 2025, there were a total of five late Section 16 reports, as set forth in the table below. There were no known failures to file a Section 16 report.

Name of Officer or Director	Number of Late Reports	Number of transactions not timely reported
David Hytha	1	1
Scott Alexander Reed	2	4
Matthew Krna	1	1
Elliot Han	1	0 (Form 3 Holding. No transaction was untimely reported)

Dollar Range of Equity Securities Beneficially Owned by Directors
The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Company that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001- $50,000; $50,001-$100,000; or Over $100,000.

Name of Director/Director Nominee	Dollar Range of Equity Securities in the Company[1,2]	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Family of Investment Companies
Dr. Najamul Hasan Kidwai	Over $100,000	Over $100,000
Michael (Xu) Zhao	Over $100,000	Over $100,000
Jeffrey H. Singer	$1-$10,000	$1-$10,000
Matthew Krna	$1-$10,000	$1-$10,000
Scott Alexander Reed	Over $100,000	Over $100,000

1	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.
2
The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying our closing trading price per share as of October 13, 2026 of $2.70 times the number of shares beneficially owned.

ADDRESS OF ADVISER AND ADMINISTRATOR

INVESTMENT ADVISORY AGREEMENT
The Company has entered into an Amended and Restated Investment Advisory and Management Agreement (the “Advisory Agreement”) with C1 Advisors LLC (the “Adviser”). The Adviser is a wholly-owned subsidiary of C1 Group LLC (the “Sponsor”). The address of the Adviser is 3000 El Camino Real Building 4, Palo Alto, CA 94306.
The Company has retained ALPS Fund Services, Inc. (the “Administrator”), to serve as the Company’s administrator. The address of the Administrator is 1290 Broadway, Suite 1000, Denver, CO 80203.
The Company does not currently have a principal underwriter.
Management Fee
Under the Advisory Agreement, the Company pays the Adviser a management fee at an annualized rate of 2.50% of the Company’s average net assets, paid quarterly in arrears.
Term and Continuance
The Advisory Agreement has an initial two-year term effective May 27, 2025. After the initial term, the Advisory Agreement will continue in effect from year to year if approved annually by (i) the Board or the holders of a majority of the outstanding voting securities of the Company, and (ii) a majority of the directors who are not “interested persons” of the Company or the Adviser, in each case in accordance with the requirements of the Investment Company Act.
Termination
The Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by (i) the vote of the Board, (ii) the vote of a majority of the outstanding voting securities of the Company, or (iii) the Adviser. The Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the Investment Company Act).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Advisory Agreement
The Company has entered into the Advisory Agreement with the Adviser which is 100% owned by the Sponsor. Certain of the Company’s directors and officers have interests in the Adviser and the Sponsor. Dr. Najamul Hasan Kidwai and Michael (Xu) Zhao are “interested persons” of the Company by virtue of their relationships with the Adviser and/or the Sponsor.
Sponsor Shares
The Sponsor owned 666,666 shares of the Company’s common stock (approximately 10.94% of the Company’s issued and outstanding shares as of July 23, 2026), which were acquired in connection with the Company’s formation and initial public offering after giving effect to a forfeiture of certain shares.
Reimbursement of Organizational and Offering Costs
Pursuant to a Contribution and Reimbursement Agreement between the Company and the Sponsor, the Sponsor paid $1,154,907 of the Company’s organizational and offering costs, which the Company reimbursed to the Sponsor from the proceeds of its initial public offering in 2025. Dr. Kidwai, Mr. Zhao, Mr. Hytha, Mr. Han and Mr. Lempres are members of the Sponsor.
Review and Approval of Related Party Transactions
The Board has adopted policies and procedures for the review and approval of related party transactions.

SUBMISSION OF STOCKHOLDER PROPOSALS
Advance Notice Requirements for Stockholder Proposals and Director Nominations
Because this is the Company’s first annual meeting of stockholders, the advance notice deadlines for stockholder proposals and director nominations not submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are determined as follows under the Company’s Bylaws:
Stockholder notice must be delivered to the Secretary of the Company at its principal executive offices not earlier than the 150th day prior to the date of the Annual Meeting and not later than 5:00 P.M. Eastern Time on the later of (a) the 120th day prior to the date of the Annual Meeting or (b) the 10th day following the day on which public announcement of the date of the Annual Meeting is first made.
In its semi-annual report filed with the SEC on August 31, 2026, the Company announced that it is holding its 2026 Annual Meeting on December 1, 2026. The Company did not receive any stockholder proposals and director nominations for the 2026 Annual Meeting.
Inclusion of Proposals in Proxy Statement Under SEC Rules (Rule 14a-8)
Any proposal of a stockholder intended to be included in the Company’s proxy statement and form of proxy/voting instruction card for the 2027 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company on or before 5:00 P.M. Eastern Time on July 5, 2027.
Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to David Hytha, Secretary, C1 Fund Inc., 3000 El Camino Real Building 4, Palo Alto, CA 94306.
Advance Notice Requirements for 2027 Annual Meeting
For the 2027 annual meeting of stockholders, stockholder proposals or director nominations (other than those submitted pursuant to Rule 14a-8) must be delivered to the Secretary of the Company not earlier than June 5, 2027 and not later than 5:00 P.M. Eastern Time on July 5, 2027.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
HOUSEHOLDING
Mailings for multiple stockholders going to a single household may be combined by delivering to that address, in a single envelope, a copy of the documents or other communications for all stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings, please contact the Company by telephone at (650) 374-7800 or by mail to 3000 El Camino Real Building 4, Palo Alto, CA 94306.
AVAILABLE INFORMATION
Copies of the Company’s proxy statement and annual and semi-annual reports are available at www.virtualshareholdermeeting.com/CFND2026 or without charge, upon request. Please contact the Company by telephone at (650) 374-7800 or mail your request to C1 Fund Inc., 3000 El Camino Real Building 4, Palo Alto, CA 94306.
PRIVACY POLICY
The Company is committed to protecting the privacy of its stockholders. The Company’s privacy policy is available on its website at https://c1fund.com.
PLEASE VOTE PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE YOUR
PROXY VIA THE INTERNET OR REQUESTING, COMPLETING,
SIGNING, DATING AND RETURNING A PROXY CARD.
By Order of the Board of Directors,

David Hytha
Secretary

November 2, 2026

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CFND2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04203-P57479 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

C1 FUND INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dr. Najamul Hasan Kidwai
02) Jeffrey H. Singer

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T04204-P57479

C1 FUND INC.
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 1, 2026 NOON EST
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Dr. Najamul Hasan Kidwai and David Hytha (or their duly authorized designees), or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of C1 FUND INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at noon EST, on December 1, 2026, virtually at www.virtualshareholdermeeting.com/CFND2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side